EXHIBIT 10.1




               AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

                                      AMONG

                           AMERICAN TOWER CORPORATION

                                       and

                          THE STOCKHOLDERS NAMED HEREIN





                                February 25, 1999

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                                TABLE OF CONTENTS


1.       Registration of Securities...........................................1
         (a)      Registration by ATC.........................................1
         (b)      Registration at Stockholders' Request.......................2
         (c)      Registration Generally......................................3
         (d)      Restrictions on Registration................................7
         (e)      Additional Restrictions on Registration.....................7

2.       Conditions to Registration...........................................8

3.       Indemnification......................................................8
         (a)      Indemnification by ATC......................................8
         (b)      Indemnification by Holders of Registrable Securities........9
         (c)      Procedure...................................................9
         (d)      Contribution...............................................10

4.       Exchange Act Registration...........................................11

5.       Termination of Registration Obligations.............................12

6.       Registration Rights of Others.......................................13

7.       Mergers, etc........................................................13

8.       Annual and Quarterly Reports; Other Information.....................13

9.       Lock-Up Agreement...................................................13

10.      Withdrawals.........................................................14

11.      Definitions.........................................................14

12.      Miscellaneous.......................................................18
         (a)      Assignment; Successors and Assigns.........................18
         (b)      Specific Performance; Other Rights and Remedies............18
         (c)      Expenses...................................................18
         (d)      Entire Agreement...........................................18
         (e)      Waivers; Amendments........................................19
         (f)      Notices....................................................19
         (g)      Severability...............................................19
         (h)      Counterparts...............................................20
         (i)      Section Headings...........................................20
         (j)      Governing Law..............................................20
         (k)      Further Acts...............................................20

               AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT


         This Amended and Restated Registration Rights Agreement (this "Agreement") is made and entered into as of February 25, 1999, by and among American Tower Corporation, a Delaware corporation ("ATC"), and the undersigned Persons which have heretofore agreed to acquire or have acquired the Registrable Securities (individually a "Stockholder" and collectively the "Stockholders" which term is further defined in Section 12(a)).

         WHEREAS, American Tower Systems Corporation (now known as American Tower Corporation) and certain of the Stockholders are parties to a Registration Rights Agreement, dated as of January 22, 1998 (the "Original Registration Rights Agreement"); and

         WHEREAS, ATC and the Stockholders desire to amend and restate the Original Registration Rights Agreement in its entirety to make certain changes to the Original Registration Rights Agreement; and

         WHEREAS, ATC has entered into and may in the future enter into agreements pursuant to which it has agreed or will have agreed to issue securities the holders of which have required or will require registration rights of a nature set forth in this Agreement;

         NOW, THEREFORE, in consideration of the recitals, the mutual covenants and agreements herein contained, and other valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, do hereby covenant and agree as follows:

         1.       Registration of Securities.

         (a) Registration by ATC. If at any time or from time to time ATC shall propose to file on its behalf or on behalf of any of its security holders a registration statement under the Securities Act with respect to any class of Common Stock, except in connection with an Excluded Offering, ATC shall, except to the extent not required to do so pursuant to the provisions of Section 1(d) or 1(e), in each case:

                  (i) promptly give written notice to each Stockholder at least thirty (30) days (or such shorter period as ATC deems reasonable under the circumstances) before the anticipated filing date. Such notice shall include the anticipated offering price or range thereof and the plan of distribution;

                  (ii) include in such registration (and any related qualification under blue sky or other state securities laws), and, at the request of a Stockholder, in any underwriting involved therein, all Registrable Securities specified in a written request or requests, made within ten (10) business days after such written notice from ATC, by any Stockholder; and

                  (iii) use its reasonable business efforts to cause the managing underwriter or underwriters of any proposed underwritten offering of any class of Common Stock to permit the Registrable Securities requested to be included in the Registration Statement for such offering on the same terms and conditions as the Common Stock of ATC included therein. Notwithstanding the foregoing, if the managing underwriters of such offering deliver a written opinion to the holders of such Registrable Securities that marketing considerations require a limitation on the Registrable Securities included in any Registration Statement filed under this Section, then, subject to the advice of said managing underwriter or underwriters as to the size and composition of the offering, and subject to the provisions of Section 1(d), such limitation will be imposed pro rata (based upon the relative proposed public offering price of the Registrable Securities proposed to be included) among all holders of Registrable Securities who requested inclusion in the registration pursuant to this Section.

         If any Stockholder desires to have Registrable Securities registered under this Section, it shall be required so to advise ATC in writing within ten
(10) business days after the date of ATC's notice, setting forth the number or amount of Registrable Securities for which registration is so requested. Neither the delivery of the notice by ATC nor of the request by any Stockholders shall in any way obligate ATC to file a Registration Statement and, notwithstanding such filing, ATC may, at any time prior to the effective date thereof, determine not to offer the securities to which the registration statement relates without liability to any of the Stockholders. No registration of Registrable Securities effected under this Section shall relieve ATC of its obligation to effect registration of Registrable Securities upon any request made pursuant to the provisions of Section 1(b).

         Anything in this Section 1(a) to the contrary notwithstanding, the provisions of this Section 1(a) shall not apply to any registration statement filed by ATC under the Securities Act pursuant to the provisions of the CSFB Agreement.

         (b) Registration at Stockholders' Request. Upon the written request of any Significant Stockholder requesting that ATC effect the registration under the Securities Act of all or part of the Registrable Securities held by such Stockholder, specifying the intended method or methods of disposition of such Registrable Securities, ATC shall, except to the extent not required to do so pursuant to the provisions of this Section 1(b) or Section 1(d) or (e), promptly (and in any event within five (5) business days) give written notice of such requested registration to all holders of Registrable Securities and thereupon will expeditiously prepare and, within forty-five (45) days, use its reasonable business efforts to file under the Securities Act a registration statement and effect the registration of:

                  (i) the Registrable Securities which ATC has been so requested to register by such Stockholders, for disposition in accordance with the intended method of disposition stated in such request, and

                  (ii) all other Registrable Securities which ATC has been requested to register by the holders of Registrable Securities by written request delivered to ATC within ten (10) business days after the giving of such notice by ATC (which request shall specify the intended method of disposition of such Registrable Securities).

         Each registration requested pursuant to this Section shall be effected by the filing of a Registration Statement on Form S-1 (or such other form as the Commission may from time to time require in order to effectuate a public offering of common stock of a company such as ATC and in a method of disposition such as that proposed), unless the use of a different form has been agreed upon in writing by holders of not less than a majority in value (based upon the proposed public offering price) of the Registrable Securities as to which registration has so been requested. Notwithstanding the preceding sentence, ATC need not so cause a Registration Statement so filed pursuant to the provisions of this Section on a Form S-1 (or any successor form) to become effective under the Securities Act on more than four (4) occasions, one of which can be initiated only by or with the consent of Cox; provided, however, that there shall be no limit on the number of times ATC is obligated to file Registration Statements on Form S-2 or S-3 (or any successor forms) pursuant to the provisions of this Section (except as contemplated by the definition of Significant Stockholder); and provided further, however, that any registration of Registrable Securities requested by one or more Stockholders pursuant to this Section which shall not have become and remained effective in accordance with the provisions of Section 1(c) shall not be deemed to be a registration for purposes of this Section.

         ATC shall not grant to any person the right to request ATC to register, nor shall ATC include in any registration pursuant to this Section, any securities other than the Registrable Securities, without the written consent of holders of not less than a majority in value (based upon the proposed public offering price) of the Registrable Securities as to which registration has been so requested.

         Whenever registration requested by one or more Stockholders pursuant to this Section is for an underwritten offering, only Registrable Securities which are to be distributed by the underwriters designated by such Stockholders may be included in such registration, without the written consent of holders of not less than a majority in value (based upon the proposed public offering price) of the Registrable Securities as to which registration has been so requested. If Stockholders holding not less than a majority in value of the Registrable Securities (based upon the proposed public offering price) to be included in such registration shall determine that the number of Registrable Securities should be limited due to market conditions or otherwise, all holders of Registrable Securities proposing to sell Registrable Securities in such underwritten offering shall share pro rata in the number of Registrable Securities to be excluded from such underwritten offering, such sharing to be based on the value (based upon the proposed public offering price) of the respective numbers of Registrable Securities as to which registration has been requested by such Stockholders.

         (c) Registration Generally. If and when ATC shall be required by the provisions of this Section to effect the registration of Registrable Securities under the Securities Act, ATC will use its reasonable business efforts to effect such registration to permit the sale of such Registrable Securities in accordance with the intended method or methods of disposition thereof, and pursuant thereto it will, subject to the provisions of Section 1(d) and 1(e), as expeditiously as possible:

                  (i) before filing a Registration Statement or Prospectus or any amendments or supplements thereto, furnish to the holders of the Registrable Securities covered by such Registration Statement and the managing underwriters, if any, copies of all such documents proposed to be filed, which documents will be made available, on a timely basis, for review by such holders and underwriters, and their respective counsel, and ATC will not file any Registration Statement or amendment thereto or any Prospectus or any supplement thereto to which the holders of not less than a majority in value (based upon the proposed public offering price) of the Registrable Securities covered by such Registration Statement or the managing underwriters, if any, shall reasonably have objected;

                  (ii) prepare and file with the Commission such amendments and post-effective amendments to any Registration Statement, and such supplements to the Prospectus, as may be reasonably requested by any holder of Registrable Securities included in such Registration Statement or any underwriter of Registrable Securities or as may be required by the rules, regulations or instructions applicable to the registration form utilized by ATC or by the Securities Act, the Exchange Act or otherwise necessary to keep such Registration Statement effective for the applicable period and cause the Prospectus as so supplemented to be filed pursuant to Rule 424 under the Securities Act; and comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such Registration Statement during the applicable period in accordance with the intended method or methods of disposition by the holders of such Registrable Securities set forth in such Registration Statement or Prospectus as so supplemented;

                  (iii) notify the selling holders of Registrable Securities and the managing underwriters, if any, promptly, and (if requested by any such Person) confirm such advice in writing,

                           (A) when the Prospectus or any supplement thereto or any amendment or post-effective amendment to the Registration Statement has been filed, and, with respect to the Registration Statement or any post-effective amendment, when the same has become effective,

                           (B) of any request by the Commission for amendments or post-effective amendments to the Registration Statement or supplements to the Prospectus or for additional information,

                           (C) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation or threatening of any proceeding for such purpose,

                           (D) if at any time the representations and warranties of ATC contemplated by paragraph
                                    (xv) below cease to be true and correct in all material respects,

                           (E) of the receipt by ATC of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, and

                           (F) of the existence of any Event which results in the Registration Statement, the Prospectus or any document incorporated therein by reference containing an untrue statement of material fact or omitting to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

                  (iv) use its reasonable business efforts to obtain the withdrawal of any order suspending the effectiveness of the Registration Statement or any qualification referred to in paragraphs
         (iii)(C) and (iii)(E) at the earliest possible moment;

                  (v) if requested by the managing underwriters or a holder of Registrable Securities being sold in connection with an underwritten offering, immediately incorporate in a Prospectus supplement or post-effective amendment to the Registration Statement such information as the managing underwriters or the holders of not less than a majority in value (based upon the proposed public offering price) of the Registrable Securities being sold reasonably request to have included therein relating to the plan of distribution with respect to such Registrable Securities, including, without limitation, information with respect to the amount of other Registrable Securities being sold to such underwriters, the purchase price being paid therefor by such underwriters and with respect to any other terms of the underwritten (or best efforts underwritten) offering of the Registrable Securities to be sold in such offering; and make all required filings of such Prospectus supplement or post-effective amendment promptly after being notified of the matters to be incorporated in such Prospectus supplement or post-effective amendment;

                  (vi) at the request of any selling holder of Registrable Securities, furnish to such selling holder of Registrable Securities and each managing underwriter, if any, without charge, at least one signed copy of the Registration Statement and any post-effective amendment thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference);

                  (vii) deliver to each selling holder of Registrable Securities and the underwriters, if any, without charge, as many copies of the Registration Statement, each Prospectus (including each preliminary prospectus) and any amendment or supplement thereto (in each case including all exhibits, except that ATC shall not be obligated to furnish any such selling holder more than two copies of such exhibits other than incorporation documents), as such persons may reasonably request, together with such documents incorporated by reference in such Registration Statement or Prospectus, and such other documents as such selling holder or underwriter may reasonably request in order to facilitate the disposition of the Registrable Securities covered by such registration statement; ATC consents to the use of each Prospectus or any supplement thereto by each selling holder of Registrable Securities and the underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by each Registration Statement or any amendment thereto;

                  (viii) prior to any public offering of Registrable Securities, use its reasonable business efforts to register or qualify or cooperate with the selling holders of Registrable Securities, the underwriters, if any, and their respective counsel in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions as any selling holder or underwriter reasonably requests in writing and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the Registration Statement; provided, however, that ATC will not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to general service of process or general taxation in any such jurisdiction where it is not then so subject;

                  (ix) cooperate with the selling holders of Registrable Securities and the underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends; and enable such Registrable Securities to be in such denominations and registered in such names as the underwriters may reasonably request at least two (2) business days prior to any sale of Registrable Securities to the underwriters;

                  (x) use its reasonable business efforts to cause the Registrable Securities covered by the Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary or advisable to enable the sellers thereof or the underwriters, if any, to consummate the disposition of such Registrable Securities;

                  (xi) if any event contemplated by paragraph (iii) (F) above shall exist, prepare and furnish to such holders a post-effective amendment to the Registration Statement or supplement to the Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities, the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

                  (xii) cause all Registrable Securities covered by the Registration Statement to be listed on each securities exchange or other trading market on which securities of the same class are then listed or traded or, if the Registrable Securities are not then listed on a securities exchange, and if the NASD is reasonably likely to permit the inclusion of the Registrable Securities on NASDAQ, use its reasonable business efforts to facilitate the inclusion of the Registrable Securities on NASDAQ;

                  (xiii) not later than the effective  date of the  Registration
         Statement, provide a CUSIP number for all Registrable Securities and provide the applicable transfer agent or agents with printed certificates or instruments for the Registrable Securities which are in a form eligible for deposit with Depository Trust Company or other transferee and otherwise meeting the requirements of any securities exchange or other trading market on which such Registrable Securities are listed or traded;

                  (xiv) pay all Registration Expenses in connection with any registration pursuant to the provisions of this Section. Without limiting the generality of the foregoing, in connection with each Registration Statement required hereunder, ATC will reimburse the holders of Registrable Securities being registered pursuant to such Registration Statement for the reasonable fees and disbursements of not more than one counsel (or more than one counsel if a conflict exists among such selling holders in the exercise of the reasonable judgment of counsel for the selling holders and counsel for ATC, provided that such selling holders shall use their reasonable business efforts to minimize conflicts of counsel) chosen by the holders of not less than a majority in value (based on the proposed public offering price) of the Registrable Securities being sold;

                  (xv) enter into agreements (including underwriting agreements) and take all other appropriate actions in order to expedite or facilitate the disposition of such Registrable Securities and in such connection, whether or not an underwriting agreement is entered into and whether or not the offer and sale of the Registrable Securities is an underwritten offering:

                           (A) make such representations and warranties to the holders of such Registrable Securities and the underwriters, if any, in form, substance and scope, reasonably satisfactory to such holders and underwriters, as are customarily made by issuers to underwriters in primary underwritten offerings;

                           (B) obtain opinions and updates thereof of counsel which counsel and opinions to ATC (in form, scope and substance) shall be reasonably satisfactory to the underwriters, if any, and the holders of not less than a majority in value (based on the proposed public offering price) of the Registrable Securities being sold, addressed to each selling holder and the underwriters, if any, covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such holders and underwriters;

                           (C) obtain so-called "cold comfort" letters and updates thereof from ATC's independent public accountants addressed to the selling holders of Registrable Securities and the underwriters, if any, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters to underwriters in connection with primary underwritten offerings and such other matters as may be reasonably requested by such holders and underwriters;

                           (D) if an underwriting agreement is entered into, cause the same to set forth in full the indemnification provisions and procedures of Section 3 (or such other substantially similar provisions and procedures as the underwriters shall reasonably request) with respect to all parties to be indemnified pursuant to said Section; and

                           (E) deliver such documents and certificates as may be reasonably requested by the holders of not less than a majority in value (based on the proposed public offering price) of the Registrable Securities being sold or the underwriters, if any, to evidence compliance with the provisions of this Section and with any customary conditions contained in the underwriting agreement or other agreement entered into by ATC.

                  The requirements of subparagraphs (B), (C) and (D) of this paragraph (xv) shall be complied with at the effectiveness of such Registration Statement, each closing under any underwriting or similar agreement as and to the extent required thereunder and from time to time as may reasonably be requested by a majority in value (based on the proposed public offering price) of Registrable Securities being sold pursuant to such Registration Statement, all in a manner consistent with customary industry practice;

                  (xvi) make available to a representative of the holders of not less than a majority in value (based on the proposed public offering price) of the Registrable Securities, any underwriter participating in any disposition pursuant to such Registration Statement, and any attorney or accountant retained by such holders or underwriter, all financial, corporate and other records and documents of ATC, and cause ATC's officers, directors and employees to supply all information reasonably requested by any such representatives, underwriter, attorney or accountant in connection with the registration, with respect to each at such time or times as the person requesting such information shall reasonably determine; provided, however, that any records, information or documents that are designated by ATC in writing as confidential shall be kept confidential by such persons unless disclosure of such records, information or documents is required by court or administrative order or applicable law or otherwise becomes public without breach of the provisions of this paragraph;

                  (xvii) otherwise use its reasonable business efforts to comply with the Securities Act, the Exchange Act, all applicable rules and regulations of the Commission and all applicable state blue sky and other securities laws, rules and regulations, and make generally available to its security holders, earnings statements satisfying the provisions of Section 11(a) of the Securities Act, no later than thirty
         (30) days after the end of any 12-month period (or ninety (90) days if the end of such 12-month period coincides with the end of a fiscal quarter or fiscal year, respectively) of ATC (A) commencing at the end of any month in which Registrable Securities are sold to underwriters in an underwritten offering, or, if not sold to underwriters in such an offering, (B) beginning with the first month commencing after the effective date of the Registration Statement, which statements shall cover said 12-month periods;

                  (xviii) cooperate and assist in any filings required to be made with the NASD and in the performance of any due diligence investigation by any underwriter (including any "qualified independent underwriter" that is required to be retained in accordance with the rules and regulations of the NASD);

                  (xix) promptly prior to the filing of any document which is to be incorporated by reference into the Registration Statement or the Prospectus (after the initial filing of the Registration Statement) provide copies of such document to the selling holders of Registrable Securities, the underwriters, if any, and their respective counsel, make ATC's representatives available for discussion of such document with such persons and make such changes in such document prior to the filing thereof as any such persons may reasonably request; and

                  (xx) cooperate and assist in any filings required to be made with the FCC, including without limitation the obtaining of any consents of the FCC required in connection with any change in control of ATC.

         (d) Restrictions on Registration. Anything in Section 1 to the contrary notwithstanding, ATC shall not be required to register Registrable Securities on behalf of any Stockholder to the following extent and subject to the following conditions: in the case of any registration initially proposed to be filed solely on behalf of ATC if, in the opinion of the managing underwriters of the proposed public offering (a copy of which opinion shall have been furnished to any Stockholder requesting registration (or each such holder if ATC has elected not to notify the holders of Registrable Securities pursuant to the provisions of Section 1(a) because it is not required to include any Registrable Securities in such registration pursuant to the provisions of this Section)), such registration (or such portion thereof as may be specified in such opinion) would adversely affect the proposed public offering price or the plan of distribution contemplated by the proposed ATC offering, in which event ATC shall (unless in the opinion of such managing underwriters (a copy of which shall be similarly furnished) to do so would materially and adversely affect the proposed public offering price or such plan of distribution)) cause such Registration Statement to remain in effect and to be phrased in such a manner so that the Stockholders requesting registration thereunder may, during a period commencing not less than sixty (60) days or more than ninety (90) days (or such other period as such managing underwriters may approve as not so adversely affecting the proposed public offering price or such plan of distribution) after the closing of the sale to the underwriters pursuant to the original distribution thereunder, offer and sell under such Registration Statement the Registrable Securities referred to in the request of registration pursuant to this Section 1.

         (e) Additional Restrictions on Registration. Anything in this Agreement
to  the  contrary  notwithstanding,   ATC  shall  not  be  required  to  file  a
registration statement requested pursuant to this Section

1 if ATC has furnished, to the Stockholders requesting a registration statement to be filed, a certificate signed by the Chief Executive Officer or the Chief Financial Officer of ATC stating that in the good faith judgment of the signer of such certificate the filing of a registration statement would require the disclosure of material information that ATC has a bona fide business purpose for preserving as confidential and that is not then otherwise required to be disclosed; provided, however, that ATC's obligation to use its reasonable business efforts to effect a registration pursuant to this Section 1 may not be deferred pursuant to this paragraph (e) for more than ninety (90) days from the date of receipt of a written request from such Stockholders, and provided further, however, that ATC shall not utilize this right more than once during any twelve (12) month period unless the Stockholders requesting such registration have been afforded a reasonable period (not less than ninety (90) days) during such twelve (12) month period to effect such registration.

         2.       Conditions to Registration.

         Each Stockholder's right to have Registrable Securities included in any Registration Statement filed by ATC in accordance with the provisions of Section 1 shall be subject to the following conditions:

                  (a) The holders on whose behalf such Registrable Securities are to be included shall be required to furnish ATC in a timely manner with all information required by the applicable rules and regulations of the Commission concerning the proposed method of sale or other disposition of such Registrable Securities, the identity of and compensation to be paid to any proposed underwriters to be employed in connection therewith, and such other information as may be reasonably requested by ATC or its counsel properly to prepare and file such Registration Statement in accordance with applicable provisions of the Securities Act;

                  (b) If any such holder desires to sell and distribute Registrable Securities over a period of time, or from time to time, at then prevailing market prices, then any such holder shall execute and deliver to ATC such written undertakings as ATC and its counsel may reasonably request in order to assure full compliance with applicable provisions of the Securities Act and the Exchange Act;

                  (c) In the case of any underwritten offering on behalf of the holders of Registrable Securities pursuant to the provisions of Section 1(b), the managing underwriters shall be subject to the approval of ATC, such approval not to be unreasonably withheld, delayed or conditioned;

                  (d) In the case of any registration requested pursuant to the provisions of Section 1(a), the offering price for any Registrable Securities to be so registered shall be no less than for any securities of the same class then to be registered for sale for the account of ATC or other security holders, unless such Registrable Securities are to be offered from time to time based on the prevailing market price;

                  (e) Upon receipt of any notice from ATC of the existence of any event of the nature referred to in paragraph (iii) of Section 1(c), such holder will forthwith discontinue disposition of Registrable Securities until such holders receipt of the copies of the supplemented or amended Prospectus contemplated by such paragraph, or until it is advised in writing by ATC that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings which are incorporated by reference in the Prospectus, and, if so directed by ATC, such holder will deliver to ATC (at its expense) all copies, other than permanent file copies then in such holder's possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice; and

                  (f) In the event any filing with or consent of the FCC is required, cooperate and assist in any such filings, including without limitation providing all information required in obtaining any consents of the FCC required in connection with any change in control of ATC.

         3.       Indemnification.

         (a) Indemnification by ATC. In the event of the registration of any Registrable Securities under the Securities Act pursuant to the provisions hereof, ATC will, to the extent permitted by Applicable Law, indemnify and hold harmless each Stockholder on whose behalf such Registrable Securities shall have been registered, its partners, trustees, advisory committee members, directors, officers, employees, representatives and agents, each underwriter, broker and dealer, if any, who participates in the offering or sale of such Registrable Securities, and each other Person, if any, who controls such Stockholder or any such underwriter, broker or dealer within the meaning of the Securities Act or the Exchange Act (each such person being hereinafter sometimes referred to as an "indemnified person"), from and against any Claims, joint or several, to which such indemnified person may become subject, including without limitation under the Securities Act, the Exchange Act or any state securities or blue sky law, insofar as such Claims arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained or incorporated by reference in any Registration Statement or Prospectus or any amendment or supplement thereto or in any preliminary prospectus, or any document incorporated by reference therein, or arise out of or based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and will reimburse each such indemnified person for any legal or any other expenses reasonably incurred by such indemnified person in connection with investigating or defending, settling or satisfying any such Claim; provided, however, that ATC will not be liable in any such case to the extent that any such Claim arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made or incorporated by reference in the Registration Statement, Prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to ATC by such indemnified person specifically stating that it is for use in preparation thereof. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such indemnified person and shall survive the transfer of such Registrable Securities by such Stockholder

         (b) Indemnification by Holders of Registrable Securities. In the event of the registration of any Registrable Securities under the Securities Act pursuant to the provisions hereof, each Stockholder on whose behalf such Registrable Securities shall have been registered will, to the extent permitted by Applicable Law, severally but not jointly, indemnify and hold harmless, ATC, each director of ATC, each officer of ATC who signs the registration statement, each underwriter, broker and dealer, if any, who participates in the offering and sale of such Registrable Securities and each other Person, if any, who controls ATC or any such underwriter, broker or dealer within the meaning of the Securities Act or the Exchange Act (each such person including without limitation ATC being hereinafter sometimes referred to as an "indemnified person"), against any Claims, joint or several, to which such indemnified person may become subject, including without limitation under the Securities Act, the Exchange Act or any state securities or blue sky law, insofar as such Claims arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained or incorporated by reference in any Registration Statement or Prospectus or any amendment or supplement thereto or any document incorporated by reference therein, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, provided that such untrue statement or alleged untrue statement or omission or alleged omission has been made or incorporated therein in reliance upon and in conformity with written information furnished to ATC by such Stockholder specifically stating that it is for use in preparation thereof, and will reimburse each such indemnified person for any legal or any other expenses reasonably incurred by ATC or such indemnified person in connection with investigating or defending, settling or satisfying any such Claim. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such indemnified person and shall survive the transfer of such Registrable Securities by such Stockholder. In no event shall the liability of any such Stockholder hereunder be greater in amount than the dollar amount of the proceeds received by such Stockholder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

         (c) Procedure. Promptly after receipt by an indemnified party of notice of the commencement of any action (including any governmental investigation or inquiry), such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to such indemnifying party of the commencement thereof, but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than pursuant to the provisions of this Section and then only to the extent such indemnifying party has been prejudiced, or otherwise adversely affected thereby and in no event shall such failure relieve the indemnifying party from any other liability which it may have to the indemnified party. In case any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate in, and to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party, the indemnifying party shall not, except as hereinafter provided, be responsible for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof, other than reasonable cost of investigation. No indemnifying party will consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such Claim.

         Such indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be the expense of such indemnified party, unless
(i) the indemnifying party has agreed to pay such fees and expenses, (ii) the indemnifying party shall have failed to assume the defense of such action or proceeding or has failed to employ counsel reasonably satisfactory to such indemnified party in any such action or proceeding, or (iii) the named parties to any such action or proceeding (including any impleaded parties) include both such indemnified party and the indemnifying party, and such indemnified party shall have been advised in writing by counsel that representation of both parties by the same counsel would be inappropriate due to actual or potential material differing interests between them (in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action or proceeding on behalf of such indemnified party, it being understood, however, that the indemnifying party shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys at any time for such indemnified party and any other indemnified parties, which firm shall be designated in writing by such indemnified parties). The indemnifying party shall not be liable for any settlement of any such action or proceeding effected without its written consent, but if settled with its written consent, or if there be a final judgment for the plaintiff in any such action or proceeding, the indemnifying party agrees to indemnify and hold harmless such indemnified parties from and against any loss or liability by reason of such settlement or judgment.

         (d) Contribution. If the indemnification provided for in this Section or in Section 4 is unavailable, because prohibited or restricted by Applicable Law, to a party that would have been an indemnified party under either such
Section in respect of any Claims referred to therein, then each party that would have been an indemnifying party thereunder shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such Claims in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and such indemnified party on the other in connection with the statement or omission which resulted in such Claims, as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or such indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. Notwithstanding the provisions of this Section, a holder of Registrable Securities shall not, as an indemnified party, be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities sold by such indemnified party or its Affiliates and distributed to the public were offered to the public exceeds the amount of any damages which such indemnified party or its Affiliates have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. ATC and each holder of Registrable Securities agrees that it would not be just and equitable if contribution pursuant to this Section were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section. The amount paid or payable by an indemnified party as a result of the Claims referred to above in this Section or Section 4 shall include any legal or other expenses reasonably incurred by such indemnified party in connection with investigation or defending any such action or claim (which shall be limited as provided in Section 3(c) if the indemnifying party has assumed the defense of any such action in accordance with the provisions thereof). The obligations of each Stockholder under this Section 3(d) are several and not joint.

         No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         Indemnification or, if appropriate, contribution, similar to that specified in the preceding provisions of this Section (with appropriate modifications) shall be given by ATC and each seller of Registrable Securities with respect to any required registration or other qualification of Registrable Securities under any Applicable Law other than the Securities Act.

         In the event of any underwritten offering of Registrable Securities under the Securities Act pursuant to the provisions of Section 1, ATC and each Stockholder on whose behalf Registrable Securities shall have been registered agree to enter into an underwriting agreement, in standard form, with the underwriters, which underwriting agreement may contain additional provisions with respect to indemnification and contribution in lieu of the provisions of this Section.

         4.       Exchange Act Registration.

         ATC covenants and agrees that, at its expense, until such time as the Stockholders no longer hold any Registrable Securities:

                  (a) it will, if required by law, maintain a registration statement (containing such information and documents as the Commission shall specify) with respect to the Common Stock of ATC under Section 12(b) or 12(g) of the Exchange Act effective and will file on time such information, documents and reports as the Commission may require or prescribe for companies whose stock has been registered pursuant to said Section 12(b) or 12(g);

                  (b) it will, if a registration statement with respect to the Common Stock of ATC under Section 12(b) or Section 12(g) is effective, upon the request of any Stockholder, make whatever other filings with the Commission or otherwise make generally available to the public such financial and other information as any Stockholder may deem necessary or advisable in order to enable him to be permitted to sell shares of Common Stock pursuant to the provisions of Rule 144 promulgated under the Securities Act (or any successor rule or regulation thereto or any statute hereafter adopted to replace or to establish the exemption that is now covered by said Rule 144);

                  (c) it will, if not subject to Section 13 to 15(d) of the Exchange Act, upon the request of any Significant Stockholder made on or after December 31, 1998, make publicly available the information specified in subparagraph (c)(2) of said Rule 144, and will take such further action as any Stockholder may reasonably request, all to the extent required from time to time to enable such Stockholder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by said Rule 144 (or any successor rule or regulation to either thereof or any statute hereafter adopted to replace or to establish the exemption that is now covered by said Rule 144); and

                  (d) it will, if not subject to Section 13 to 15(d) of the Exchange Act, upon the request of any Stockholder agree to furnish to a prospective purchaser (subject to the execution by it of a confidentiality agreement in form, scope and substance reasonably satisfactory to ATC) the information specified in subparagraph (d)(4) of Rule 144A promulgated under the Securities Act (or any successor rule or regulation thereto or any statute hereafter adopted to replace or to establish the exemption that is now covered by said Rule 144A), and will take such further action as any Stockholder may reasonably request, all to the extent required from time to time to enable such Stockholder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by said Rule 144A (or any successor rule or regulation thereto or any statute hereafter adopted to replace or to establish the exemption that is now covered by said Rule 144A); and

                  (e) upon the request of any Stockholder, it will deliver to such Stockholder a written statement as to whether it has complied with the requirements of this Section.

         ATC represents and warrants that any such registration statement or any information, documents or report filed with the Commission in connection therewith or any information so made public shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading. ATC shall, to the extent permitted by Applicable Law, indemnify and hold harmless (or to the extent the same is not enforceable, make contribution to) the Stockholders, their partners, trustees, advisory committee members, officers, directors, employees, representatives and agents, each broker, dealer or underwriter (within the meaning of the Securities Act) acting for any Stockholder in connection with any offering or sale by such Stockholder of Registrable Securities or any person, firm or corporation controlling (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange
Act) such Stockholder or any such broker, dealer or underwriter from and against any and all Claims arising out of or resulting from any breach of the foregoing representation or warranty, all on terms and conditions comparable to those set forth in Section 3; provided, however, that ATC shall be given written notice and an opportunity to participate in, and, to the extent that it may wish, to assume on terms and conditions comparable to those set forth in Section 3, the defense thereof.

         5.       Termination of Registration Obligations.

         The obligations of ATC to any Stockholder with respect to its rights of registration provided for in Section 1:

                  (a) shall continue until such time as Sullivan & Worcester LLP, or other counsel for ATC knowledgeable in securities law matters and reasonably acceptable to such Stockholder has delivered a written opinion to ATC and such Stockholder to the effect that either (i) such Stockholder has no further obligation to comply with the registration requirements of the Securities Act or to deliver a prospectus meeting the requirements of Section 10(a)(3) of the Securities Act in connection with further sales by such Stockholder of Registrable Securities or (ii) such Stockholder is able to sell all of the Registrable Securities owned by him pursuant to the provisions of Rule 144 under the Securities Act in a three-month period; and

                  (b)  shall  not   apply  to  any   proposed   sales  or  other
         dispositions or offers therefor of any Registrable Securities with respect to which Sullivan & Worcester LLP, or other counsel for ATC knowledgeable in securities law matters and reasonably acceptable to such Stockholder has delivered a written opinion to ATC and the Stockholder proposing to make such offer, sale or other disposition to the effect that such Stockholder has no obligation to comply with the registration requirements of the Securities Act or to deliver a prospectus meeting the requirements of Section 10(a)(3) of the Securities Act.

         Any such opinion (a copy of which shall be addressed to such Stockholder) shall be reasonably satisfactory (in the case of such opinion as to form, scope and substance) to such Stockholder.

         ATC shall,  to the extent  permitted by Applicable  Law,  indemnify and hold harmless each Stockholder, its partners, trustees, advisory committee members, officers, directors, employees, representatives and agents and each person, if any, who controls such Stockholder within the meaning of either
Section 15 of the Securities Act or Section 20 of the Exchange Act, against any Claims to which such Stockholder, or such partners, trustees, advisory committee members, officers, directors, employees, representatives and agents or controlling persons may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such Claims arise out of or are based upon the failure to register the Registrable Securities because of the invocation by ATC of the provisions of this Section under the Securities Act, all on terms and conditions comparable to those set forth in Section 3; provided, however, that ATC shall be given written notice and an opportunity to participate in, and to the extent that it may wish, to assume, on terms and conditions comparable to those set forth in Section 3, the defense thereof.

         The indemnification and contributions provisions of Sections 3 and 4 and this Section, and the obligations of each Stockholder pursuant to the provisions of Section 9, shall survive any termination of ATC's obligations pursuant to this Section.

         6.       Registration Rights of Others.

         ATC represents and warrants that it has not previously entered into any agreement with respect to its securities granting any registration rights to any Person.

         7.       Mergers, etc.

         In addition to any other restrictions on mergers, consolidations and reorganizations contained in the Restated Certificate of Incorporation, by-laws or agreements of ATC, ATC covenants and agrees that it shall not, directly or indirectly, enter into any merger, consolidation, sale of all or substantially all of its assets or business, liquidation, dissolution or reorganization in which ATC shall not be the surviving corporation unless the surviving corporation shall, prior to such merger, consolidation or reorganization, agree in a writing to assume all of the obligations of ATC under this Agreement, and for that purpose references hereunder to "Registrable Securities" shall be deemed to include the securities which such holders would be entitled to receive in exchange for Registrable Securities pursuant to any such merger, consolidation, sale of all or substantially all of its assets or business, liquidation, dissolution or reorganization.

         8.       Annual and Quarterly Reports; Other Information.

         ATC will deliver to each Stockholder so long as such Stockholder holds any Registrable Securities:

                  (a) as soon as practicable after the end of each fiscal year and each quarter, audited annual and unaudited consolidated quarterly financial statements of ATC, including a consolidated balance sheet, a consolidated statement of operations, and a consolidated statement of cash flow, for such year or quarter, all prepared in accordance with generally accepted accounting principles;

                  (b) as soon as available, copies of all documents filed with the Commission; and

                  (c) such other financial and other information as may, from time to time, be reasonably requested by any Significant Stockholder.

         9.       Lock-Up Agreement.

         Each Stockholder (other than any Stockholder who is not a director and owns, at such time, 2% or less of all of the Common Stock) agrees that, if required in connection with the contemplated offering by the managing underwriter, (a) it and the Restricted Securities shall be bound by any "lock-up" or other agreement between ATC and any underwriter of Common Stock (or other equity securities of ATC) which may be entered into in connection with each underwritten public offering of the Common Stock (or other equity securities of ATC) so long as the "lock-up" period does not exceed ninety (90) days (or such longer period (not exceeding one hundred and eighty (180) days) in connection with the initial underwritten public offering of Class A Common Stock as the managing underwriters shall have requested) following the commencement of the public offering, and (b) it will execute such agreements or other documents as may be reasonably requested by any such underwriter in order to evidence its agreement set forth in this Section.

         10.      Withdrawals.

         Any  Stockholder  may at any time withdraw any request made pursuant to
Section 1 for registration of its Registrable Securities; provided, however, that to the extent that such withdrawal or withdrawals result in a termination of any offering proposed to be made pursuant to Section 1, ATC shall be deemed to have consummated such offering for purposes of Section 1 unless such Stockholder(s) agree to reimburse ATC for all Registration Expenses incurred by ATC in connection with such terminated offering. Notwithstanding anything in the foregoing provisions of this Section to the contrary, the provisions of this Section shall not be applicable in the event that any such withdrawal or withdrawals resulting in such termination is or are effected on account of (a) ATC's failure to disclose any material fact required to be disclosed in the registration statement or any prospectus relating to such offering or (b) any material adverse change in ATC, its business, assets or condition (financial or other).

         11.      Definitions.

         As used herein, unless the context otherwise requires, the terms (or any variant in the form thereof) set forth in this Agreement shall have the respective meanings so set forth. Terms defined in the singular shall have a comparable meaning when used in the plural, and vice versa, and the reference to any gender shall be deemed to include all genders. Unless otherwise defined or the context otherwise clearly requires, terms for which meanings are provided in this Agreement shall have such meanings when used in each agreement, notice, certificate, communication, opinion or other document executed or required to be executed pursuant hereto or thereto or otherwise delivered, from time to time, pursuant hereto or thereto.

         "Affiliate" of any Person shall mean any Person which, directly or indirectly, owns or controls, is under common ownership or control with, or is owned or controlled by, such Person. A Person shall be deemed to be "controlled by" any other Person if such other Person possesses, directly or indirectly, power to direct or cause the direction of the management or policies of such Person or the disposition of its assets or property, whether by stock, equity or other ownership, contract, arrangement or understanding, or otherwise.

         "Agreement" is defined in the first paragraph.

         "Applicable Law" shall mean any Law of any Authority, whether domestic or foreign, including without limitation all federal and state Laws, to which the Person in question is subject or by which it or any of its business or operations is subject or any of its property is bound.

         "ARS" shall mean American Radio Systems Corporation, a Delaware corporation.

         "ARS Agreement" shall mean the Registration Rights Agreement, dated as of November 1, 1993 by and among ARS and certain of the Stockholders named therein, as amended and restated by the Original Registration Rights Agreement.

         "ARS Merger Agreement" shall mean the Agreement and Plan of Merger, dated as of September 19, 1997, as amended and restated as of December 18, 1997, by and among ARS, CBS Corporation (formerly, Westinghouse Electric Corporation) and R Acquisition Corp.

         "ATC" is defined in the first paragraph.

         "ATC Stock Purchase Agreement" shall mean the Stock Purchase Agreement, dated as of January 8, 1998, by and between ATC and certain of the Stockholders named therein.

         "Authority" shall mean any governmental or quasi-governmental authority, whether executive, legislative, judicial, administrative or other, or any combination thereof, including without limitation any federal, state, territorial, county, municipal or other government or governmental or quasi-governmental agency, arbitrator, board, body, branch, bureau or comparable agency or Entity, commission, corporation, court, department, instrumentality, mediator, panel, system or other political unit or subdivision or other Entity of any of the foregoing, whether domestic or foreign.

         "Claims" shall mean, with respect to any Person, any and all debts, liabilities, obligations, losses, damages, deficiencies, assessments and penalties of or against such Person, together with all Legal Actions, pending or threatened, claims and judgments of whatever kind and nature relating thereto, and all fees, costs, expenses and disbursements (including without limitation reasonable attorneys' and other legal fees, costs and expenses) relating to any of the foregoing.

         "Common Stock", "Class A Common", "Class B Common" or "Class C Common", shall mean those respective securities described in the Restated Certificate of Incorporation of ATC.

         "Commission" shall mean the Securities and Exchange Commission or any successor Authority.

         "Cox" shall mean Cox Telecom Towers, Inc., a Delaware corporation, and shall include any Affiliate of Cox to whom it shall have transferred Registrable Securities in a transaction not involving a registration of such securities under the Securities Act.

         "CSFB Agreement" shall mean the registration rights agreement, dated as of February 4, 1999, by and between ATC and Credit Suisse First Boston, as from time to time amended in accordance with its terms.

         "Entity" shall mean any corporation, firm, unincorporated organization, association, partnership, a trust (inter vivos or testamentary), an estate of a deceased, insane or incompetent individual, business trust, joint stock company, joint venture or other organization, entity or business, whether acting in an individual, fiduciary or other capacity, or any Authority.

         "Equity Agreement" shall mean any one of (i) the ARS Agreement, (ii) the ATC Stock Purchase Agreement; (iii) the Gearon Agreement, (iv) the ARS Merger Agreement, and (v) any other agreements approved from time to time by Board of Directors of ATC pursuant to which Common Stock of ATC may be issued. "Equity Agreements" shall mean all of the foregoing agreements.

         "Event" shall mean the existence or occurrence of any act, action, activity, circumstances, condition, event, fact, failure to act, omission, incident or practice, or any set or combination of any of the foregoing.

         "Exchange Act" shall mean the Securities Exchange Act of 1934, and the rules and regulations of the Commission thereunder, all as from time to time in effect, or any successor law, rules or regulations, and any reference to any statutory or regulatory provision shall be deemed to be a reference to any successor statutory or regulatory provision.

         "Excluded Offering" shall mean (a) an offering relating solely to dividend reinvestment plans or stock option or other employee benefit plans, (b) any merger, consolidation or acquisition, (c) any exchange or tender offer, whether with existing security holders of ATC or any other Person, or (d) a firm underwritten offering relating solely to convertible securities or units consisting of securities senior to Common Stock and warrants, options and rights to acquire Common Stock in which the managing underwriters shall have objected to the inclusion of any Registrable Securities.

         "FCC" shall mean the Federal Communications Commission or any successor Authority.

         "Gearon Agreement" shall mean the Agreement and Plan of Merger, dated as of November 21, 1997, by and among ATC, American Tower Systems, Inc. (now known as American Towers, Inc.), Gearon & Co., Inc. and J. Michael Gearon, Jr.

         "Gearon Stockholders" shall mean the parties who received ATC Class A Common Stock in exchange for their capital stock in Gearon & Co., Inc. pursuant to terms and provisions of the Gearon Agreement. All registration decisions of the Gearon Stockholders under this Agreement shall be made by the holders of not less than a majority in value (based on the proposed public offering) of the Registrable Securities held by such Gearon Stockholders.

         "Law" shall mean any (a) administrative, judicial, legislative or other action, code, consent decree, constitution, decree, directive, enactment, finding, law, injunction, interpretation, judgment, order, ordinance, policy statement, proclamation, promulgation, regulation, requirement, rule, rule of law, rule of public policy, settlement agreement, statute, or writ of any Authority, domestic or foreign; (b) the common law, or other legal precedent; or
(c) arbitrator's, mediator's or referee's award, decision, finding or recommendation.

         "Legal  Action"  shall mean,  with  respect to any Person,  any and all litigation or legal or other actions, arbitrations, counterclaims, investigations, proceedings, requests for material information by or pursuant to the order of any Authority or suits, at law or in arbitration, equity or admiralty, whether or not purported to be brought on behalf of such Person, affecting such Person or any of such Person's business, property or assets.

         "NASD" shall mean the National Association of Securities Dealers, Inc.

         "NASDAQ" shall mean the automatic quotation system of NASD.

         "Original Registration Rights Agreement" is defined in the first Whereas clause.

         "Person" shall mean any natural individual or any Entity.

         "Prospectus" shall mean each prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement and by all other amendments and supplements to the prospectus, including each preliminary prospectus and post-effective amendments and all material incorporated by reference in such prospectus.

         "Registrable Securities" shall mean (a) all shares of Class A Common Stock acquired by any of the Stockholders (i) pursuant to any of the Equity Agreements, or (ii) directly or indirectly through one or more such conversions or exchanges, upon the exercise of conversion or exchange provisions set forth in other securities of ATC issued pursuant to the provisions of any of the Equity Agreements, or pursuant to the redemption or repurchase of any such securities, and (b) all shares of Common Stock of whatever series or class or other equity securities of ATC derived from the Registrable Securities, whether as a result of merger, consolidation, stock split, stock dividend, stock distribution, stock combination, recapitalization or similar event.

         "Registration Expenses" shall mean all (or where appropriate any one or more) of the following:

                  (a)  all registration, filing and listing fees;

                  (b) fees and expenses of compliance with securities or blue sky laws (including without limitation reasonable fees and disbursements of counsel for the underwriters or selling holders in connection with blue sky and state securities qualifications of the Registrable Securities under the laws of such jurisdictions as the managing underwriters or the holders of not less than a majority in value (based on the proposed public offering price) of the Registrable Securities being sold may designate);

                  (c) printing (including without limitation expenses of printing or engraving certificates for the Registrable Securities in a form eligible for deposit with Depositary Trust Company and otherwise meeting the requirements of any securities exchange on which they are listed and of printing Prospectuses), word processing, messenger, telephone and delivery expenses;

                  (d) fees and disbursements of counsel for ATC, and reasonable fees and disbursements of counsel for the underwriters and for the selling holders of the Registrable Securities in accordance with the provisions of Section 1(c)(xiv) (subject to any provisions to the contrary in this Agreement);

                  (e) fees and disbursements of all independent public accountants of ATC (including without limitation the expenses of any annual or special audit and "cold comfort" letters required by the provisions of this Agreement);

                  (f) fees and disbursements of underwriters (excluding discounts, commissions or fees of underwriters), selling brokers, dealer managers or similar securities industry professionals relating to the distribution of the Registrable Securities or legal expenses of any Person other than ATC, the underwriters and the selling holders;

                  (g) securities act liability insurance if ATC so desires or if the underwriters or the holders of not less than a majority in value (based on the proposed public offering price) of the Registrable Securities being sold so require;

                  (h) fees and expenses of other Persons, including any experts, retained by ATC;

                  (i) fees and expenses incurred in connection with the listing of the Registrable Securities on each securities exchange on which securities of the same class are then listed;

                  (j) fees and expenses associated with any NASD filing required to be made in connection with any Registration Statement, including, if applicable, the fees and expenses of any "qualified independent underwriter" (and its counsel) that is required to be retained in accordance with the rules and regulations of the NASD;

                  (k) ATC's internal expenses (including without limitation all salaries and expenses of its officers and employees performing legal or accounting duties); and

                  (l) all other costs and expenses normally associated with the issuance and sale of newly issued public securities.

         "Registration Statement" shall mean any registration statement of ATC which covers Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments, including post-effective amendments to such registration statement, and supplements to such Prospectus and all exhibits and all material incorporated by reference in such registration statement.

         "Securities Act" shall mean the Securities Act of 1933, and the rules and regulations of the Commission thereunder, all as from time to time in effect, or any successor law, rules or regulations, and any reference to any statutory or regulatory provision shall be deemed to be a reference to any successor statutory or regulatory provision.

         "Significant Stockholder" shall mean any Stockholder, or group of Stockholders acting together, which owns not less than the following percentage or amount of Common Stock:

                  (a) if ATC is not then subject to Section 13 or 15(d) of the Exchange Act, (i) shares of Common Stock with a market value (based on the proposed public offering price if the Common Stock is not, at the time, publicly traded) of not less than $25,000,000, or (ii) 15.38% of the outstanding shares of Common Stock (on a fully diluted basis);

                  (b) if ATC is then so subject to Section 13 or 15(d) of the Exchange Act, shares of Common Stock with a market value of not less than $10,000,000; provided, however, that notwithstanding the foregoing, in the event ATC is, at the time of any request made pursuant to the provisions of Section 1(b), eligible to file a Registration Statement on Form S-3 (or any successor form) with respect to the proposed disposition of the Registrable Securities with respect to which such request has been made, and such form is acceptable to the holders making such request, the minimum market value of the Registrable Securities shall be not less than $5,000,000; and

                  (c) J. Michael Gearon, Jr. so long as he holds not less than fifty percent (50%) of the shares of Registrable Securities received by him pursuant to the consummation of the Gearon Agreement and proposes to register shares of Registrable Securities with a market value of not less than $10,000,000.

         "Stockholders" shall mean those persons who executed this Agreement or who hereafter become parties to this Agreement by executing a counterpart hereof, and is further defined in Section 12(a).

         "Subsidiary" shall mean, with respect to any Person, any Entity a majority of the capital stock ordinarily entitled to vote for the election of directors, or if no such voting stock is outstanding a majority of the equity interests, of which is owned directly or indirectly by such Person or any Subsidiary of such Person.

         12.      Miscellaneous.

         (a) Assignment; Successors and Assigns. In the event that ATC shall be merged with, or consolidated into, any other Entity or in the event that it shall sell and transfer substantially all of its assets to another Entity, the terms of this Agreement shall inure to the benefit of, and be assumed by, the Entity resulting from such merger or consolidation, or to which ATC's assets shall be sold and transferred. Anything in this Agreement to the contrary notwithstanding, the term "Stockholders" as used in this Agreement shall be deemed to include the holders from time to time of any of the Registrable Securities, whether or not they become parties to this Agreement, except for holders who have acquired Registrable Securities in connection with an offering registered under the Securities Act or pursuant to sales made in accordance with Rule 144 (or any successor rule or regulation or statute in substitution therefor). The rights to cause ATC to register Registrable Securities pursuant to Section 1 may be assigned in connection with any transfer or assignment by a holder of Registrable Securities; provided, however, that (i) such transfer may otherwise be effected in accordance with applicable securities laws and (ii) such transfer is effected in compliance with the restrictions on transfer contained in any agreement between ATC and such holder. ATC's obligations under this Agreement shall not be assigned, and its duties under this Agreement shall not be delegated, except as provided in the first sentence of this Section. Nothing in this Agreement expressed or implied is intended to and shall not be construed to confer upon or create in any Person (other than the parties hereto and their permitted successors and assigns) any rights or remedies under or by reason of this Agreement, including without limitation any rights to enforce this Agreement.

         (b) Specific Performance; Other Rights and Remedies. Each party recognizes and agrees that the other parties' remedies at law for any breach of the provisions of this Agreement would be inadequate and agrees that for breach of such provisions, each such party shall, in addition to such other remedies as may be available to it at law or in equity or as provided in this Agreement, be entitled to injunctive relief and to enforce its rights by an action for specific performance to the extent permitted by Law. Each party hereby waives any requirement for security or the posting of any bond or other surety in connection with any temporary or permanent award of injunctive, mandatory or other equitable relief. Nothing herein contained shall be construed as prohibiting any party from pursuing any other remedies available to it for such breach or threatened breach, including without limitation the recovery of damages.

         (c) Expenses. Each party shall pay its own expenses incident to the negotiation, preparation, performance and enforcement of this Agreement (including all fees and expenses of its counsel, accountants and other consultants, advisors and representatives for all activities of such persons undertaken pursuant to this Agreement), except to the extent otherwise specifically set forth in this Agreement.

         (d) Entire Agreement. This Agreement constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior agreements, arrangements, covenants, promises, conditions, understandings, inducements, representations and negotiations, expressed or implied, oral or written, among them as to such subject matter.

         (e) Waivers; Amendments. Notwithstanding anything in this Agreement to the contrary, amend ments to and modifications of this Agreement may be made, required consents and approvals may be granted, compliance with any term, covenant, agreement, condition or other provision set forth herein may be omitted or waived, either generally or in a particular instance and either retroactively or prospectively with, but only with, the written consent of ATC (to the extent it is entitled to the benefit thereof) and (i) with respect to the rights of the Stockholders set forth in Section 1(b), including without limitation the definition of Significant Stockholder (except with respect to clause (c) of the definition of Significant Stockholder which cannot be amended or modified without the prior written consent of J. Michael Gearon, Jr., or his respective successors or assigns), two-thirds (2/3) in interest of the Stockholders, and (ii) with respect to all other rights and obligations of the Stockholders, a majority in interest of the Stockholders (to the extent they are entitled to the benefit thereof or obligated thereby); provided, however, that
(x) in the event any such amendment, modification, consent, approval or waiver shall be for the benefit of or materially adverse to less than all of the Stockholders, such amendment, modification, consent, approval or waiver shall require a majority in interest of those Stockholders who are not so benefitted or who are so materially adversely affected and (y) ATC may from time to time amend this Agreement solely to add Stockholders to this Agreement, subject only to the approval of the Board of Directors in accordance with Section 6.

         (f) Notices. All notices and other communications which by any provision of this Agreement are required or permitted to be given shall be given in writing and shall be (a) mailed by first-class or express mail, postage prepaid, (b) sent by telex, telegram, telecopy or other form of rapid transmission, confirmed by mailing (by first class or express mail, postage prepaid) written confirmation at substantially the same time as such rapid transmission, or (c) personally delivered to the receiving party (which if other than an individual shall be an officer or other responsible party of the receiving party). All such notices and com munications shall be mailed, sent or delivered as follows:

         If to American Tower Corporation, at

                           116 Huntington Avenue
                           Boston, MA 02116
                           Attention: Steven B. Dodge, Chairman of the Boar
                                         and Chief Executive Officer
                           Facsimile: (617) 375-7575

                  with a copy to:

                           Sullivan & Worcester LLP
                           One Post Office Square
                           Boston, MA  02109
                           Attention:  Norman A. Bikales, Esq.
                           Facsimile:  (617) 338-2880

         If to any Stockholder, at his address as it appears on the stock records of ATC, and/or to such other person(s), telex or facsimile number(s) or address(es) as the party to receive any such communication or notice may have designated by written notice to the other parties.

         (g) Severability. If any provision of this Agreement shall be held or deemed to be, or shall in fact be, invalid, inoperative, illegal or unenforceable  as  applied  to  any  particular  case  in  any  jurisdiction  or jurisdictions, or in all jurisdictions or in all cases, because of the conflicting of any provision with any constitution or statute or rule of public policy or for any other reason, such circumstance shall not have the effect of rendering the provision or provisions in question invalid, inoperative, illegal or unenforceable in any other jurisdiction or in any other case or circumstance or of rendering any other provision or provisions herein contained invalid, inoperative, illegal or unenforceable to the extent that such other provisions are not themselves actually in conflict with such constitution, statute or rule of public policy, but this Agreement shall be reformed and construed in any such jurisdiction or case as if such invalid, inoperative, illegal or unenforceable provision had never been contained herein and such provision reformed so that it would be valid, operative and enforceable to the maximum extent permitted in such jurisdiction or in such case, except when such reformation and construction could operate as an undue hardship on either party, or constitute a substantial deviation from the general intent and purpose of such party as reflected in this Agreement. The parties shall endeavor in good faith negotiations to replace the invalid, inoperative, illegal or unenforceable provisions with valid, operative, legal and enforceable provisions the economic effect of which comes as close as possible to that of the invalid, inoperative, illegal or unenforceable provisions.

         (h)   Counterparts.   This   Agreement   may  be  executed  in  several
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument, binding upon all the parties hereto. In pleading or proving any provision of this Agreement, it shall not be necessary to produce more than one of such counterparts.

         (i) Section Headings. The headings contained in this Agreement are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

         (j) Governing Law. The validity, interpretation, construction and performance of this Agreement shall be governed by the applicable laws of the United States of America and the domestic substantive laws of the State of New York without giving effect to any choice or conflict of laws provision or rule that would cause the application of domestic substantive laws of any other jurisdiction.

         (k) Further Acts. Each party agrees that at any time, and from time to time, before and after the consummation of the transactions contemplated by this Agreement, it will do all such things and execute and deliver all such agreements, assignments, instruments, other documents and assurances, as any other party or its counsel reasonably deems necessary or desirable in order to carry out the terms and conditions of this

Agreement and the transactions contemplated hereby or to facilitate the enjoyment of any of the rights created hereby or to be created hereunder.

         IN WITNESS WHEREOF, the parties have executed or caused to be executed this Agreement as of February 25, 1999.

                             American Tower Corporation


                             By:__________________________________
                                Name: Steven B. Dodge
                                Title: Chairman of the Board and
                                       Chief Executive Officer


                             _____________________________________
                             Steven B. Dodge


                             Thomas S. Dodge Irrevocable Trust


                             By:_________________________________
                                Name:
                                Title:


                             Kristen A. Dodge Irrevocable Trust


                             By:_________________________________
                                Name:
                                Title:


                             Benjamin P. Dodge Irrevocable Trust


                             By:_________________________________
                                Name:
                                Title:


                             ____________________________________
                             Norman A. Bikales


                             ____________________________________
                             Alan L. Box


                             ____________________________________
                             Charlton H. Buckley

                             Chase Equity Associates, L.P.
                             By Chase Capital Partners, General Partner


                             By:________________________________
                                Name:
                                Title:


                             ____________________________________
                             James S. Eisenstein


                             ____________________________________
                             Arthur C. Kellar


                             ____________________________________
                             Michael B. Milsom


                             ____________________________________
                             Steven J. Moskowitz


                             ____________________________________
                             Joseph L. Winn


                             ____________________________________
                             Thomas H. Stoner


                             Thomas H. Stoner and Bessemer Trust Company,
                             Trustees of Ruth H. Spencer Irrevocable Trust


                             By:__________________________________


                             Bessemer Trust Company, Trustee of
                             Thomas H. Stoner Irrevocable Trust,


                             By:__________________________________
                                Name:
                                Title:



                              ____________________________________
                              Katherine E. Stoner

                              ____________________________________
                             Ruth Rochelle Stoner


                             ____________________________________
                             Thomas Stoner, Jr.


                             ____________________________________
                             Theodore A. Stoner


                             ____________________________________
                             Katharine E. Stoner, Trustee of
                             Alden Ellsworth Stoner 30 Trust


                             ____________________________________
                             Katharine E. Stoner, Trustee of
                             Lavonne Elizabeth Ellsworth 21 Trust


                             Bessemer Trust Company, Trustee of
                             Alden Elizabeth Stoner 35 Trust


                             By:_________________________________
                                Name:
                                Title:

                             Katharine and Thomas Stoner Foundation


                             By:_________________________________
                                Name:
                                Title:


                             Thomas H. Stoner Charitable Remainder Unitrust dated May 3, 1993


                             By:__________________________________
                                Name:
                                Title:

                             Gearon Stockholders:


                             ____________________________________
                                   J. Michael Gearon, Jr.

                             The 1997 Gearon Family Trust


                             ____________________________________
                             By: J. Michael Gearon, Sr., Trustee

                             ____________________________________
                                     Dan King Brainard

                             ____________________________________
                                        Jeff Ebihara

                             ____________________________________
                                         Doug Wiest

                             American Tower Corporation Stockholders:


                             ____________________________________
                                       Fred R. Lummis

                             Clear Channel Communications, Inc.


                             By:_________________________________
                                Name:
                                Title:

                             Chase Manhattan Capital L.P.


                             By:_________________________________
                                Name:
                                Title:


                             The Spotted Dog Farm, L.P.


                             By: ________________________________
                                 General Partner


                             Webbmont Holdings, L.P.


                             By: ________________________________
                                 General Partner


                             ____________________________________
                             Jack D. Furst


                             Catherine Forgrave Hicks 1993 Trust


                             By:_________________________________


                             John Alexander Hicks 1984 Trust


                             By:_________________________________

                              Mack Hardin Hicks 1984 Trust*


                              By:________________________________


                              Robert Bradley Hicks 1984 Trust*


                              By:________________________________


                              Thomas O. Hicks Jr. 1984 Trust*


                              By:________________________________


                              ___________________________________
                              Thomas O. Hicks*


                              William Cree Hicks 1992 Trust*


                              By:________________________________



                              HMTF/Omni Partners, L.P.*


                              By:________________________________



                              ___________________________________
                              Dan H. Blanks*



                              ___________________________________
                              David R. Deniger*



                              The Melanie Levitt Trust 1996*


                              By:________________________________
                                    Michael J. Levitt

                             ___________________________________
                             Michael J. Levitt*



                             The Stephen A. Levitt Trust 1996*


                             By:________________________________
                                   Michael J. Levitt


                             ___________________________________
                             John R. Muse*

                             ___________________________________
                             Lawrence D. Stuart, Jr.*

                             ___________________________________
                             Charles W. Tate*


                             Hicks, Muse, Tate & Furst Incorporated*


                             By:_________________________________


* Hicks, Muse, Tate & Furst Incorporated is hereby appointed as agent for this signatory for purposes of this agreement.


                             Cox Telecom Towers, Inc.


                             By:_________________________________
                                Name:
                                Title:


                             TeleCom Towers, Inc.


                             By:_________________________________
                                Name:
                                Title: